EXHIBIT 99.2

As of March 31, 2012
The Phoenix Companies, Inc.
Investment Portfolio Supplement

Important disclosures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-
looking statements include statements relating to trends in, or representing management’s beliefs about our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate; (iv) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (v) the effect of limited access to external sources of liquidity and financing; (vi) the effect of guaranteed benefits within our products; (vii) potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (viii) the consequences related to variations in the amount of our statutory capital could adversely affect our business; (ix) the possibility that we may not be successful in our efforts to implement a business plan focused on new market segments;
(x) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (xi) the impact of downgrades in our debt or financial strength ratings; (xii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiii) our ability to attract and retain key personnel in a competitive environment; (xiv) our dependence on third parties to maintain critical business and administrative functions; (xv) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvi) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xvii) the potential need to fund deficiencies in our closed block; (xviii) tax developments may affect us directly or indirectly through the cost of, the demand for or profitability of our products or services; (xix) the possibility that the actions and initiatives of the federal and state governments, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xx) regulatory developments or actions may harm our business; (xxi) legal actions could adversely affect our business or reputation; (xxii) potential future material losses from our discontinued reinsurance business; (xxiii) changes in accounting standards; (xxiv) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; and (xxv) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of March 31, 2012. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our Web site, www.phoenixwm.com in the Investor Relations section. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Table of contents
Summary
Total Invested Assets
Historical Portfolio Ratings
Bond Portfolio Detail
Eurozone Exposure
Alternative Asset Detail
Realized Credit Impairment Losses
Unrealized Gains/Losses
Structured Securities Portfolio
Residential Mortgage-Backed Securities (RMBS)
Commercial Mortgage-Backed Securities (CMBS)
Collateralized Debt Obligations (CDO) Holdings

Appendix:
Phoenix Life Insurance Company (PLIC) Closed Block
Page (s)
4
5
6
7 - 8
9
10
11
12
13
14 - 17
18 - 19
20

21 - 24

Summary
> General account investment portfolio is well diversified and liquid; managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> Approximately 92% of bond investments are investment grade. Emphasis is on liquidity with 71% of bonds invested in public securities
> Strict limits on individual financial exposures that mitigate loss potential to any one particular entity; as a result, there is limited exposure to the financial institutions that have been in the news
> Net unrealized gains of $617 million versus $538 million at year-end 2011
> Residential mortgage-backed securities (RMBS) exposure is high quality and diversified. Exposure is concentrated in agency and non agency prime-rated securities
> Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings
> No credit default swap (CDS) exposure
> Limited Eurozone exposure
As of March 31, 2012

Portfolio comprised
primarily of fixed income securities
Bonds $12,133
78%
Policy Loans $2,375
15%
 Cash & Cash Equivalents $210 1%
 Private Equity $247 2%
 Common Stock/Direct Equity $70  0%
 Mezzanine Funds $196 1%
 Limited Partnerships &
 Other Invested Assets $411 3%
Total Invested Assets: $15.6 Billion
$ in millions
Market value as of March 31, 2012

High quality portfolio
Percentages based on GAAP Value
As of March 31, 2012
	As of Dec. 31, 2009	As of Dec. 31, 2010	As of Dec. 31, 2011	As of Mar. 31, 2012
Investment Grade Bonds	89.2%	91.3%	91.9%	91.6%
Below Investment Grade (BIG) Bonds	10.8	8.7	8.1	8.4
Percentage of BIG in NAIC 3	57.9	49.5	58.8	60.4
Percentage of BIG in NAIC 4-6	42.1	50.5	41.2	39.6
Corporate
Investment Grade	89.6	91.2	92.1	91.2
Below Investment Grade	10.4	8.8	7.9	8.8
Structured
Investment Grade	88.6	91.3	91.5	92.3
Below Investment Grade	11.4	8.7	8.5	7.7

RMBS 6%
CMBS 3%
$ in millions
Market value as of March 31, 2012
1 Includes $200.8 million of Home Equity Asset Backed Securities also included in the RMBS exhibits
2 Includes $32.8 million of CMBS CDO’s also included in the CMBS exhibits
Bond portfolio diversified by sector
U.S. Corporates
62%
Foreign Corporates
8%
ABS 6%
 Emerging Markets 4%
Below Investment Grade (BIG) Bonds
by Sector
As of March 31, 2012	Market Value	% of Total
Industrials	$2,898	23.9%
Residential MBS1	2,088	17.2
Foreign Corporates	1,846	15.2
Financials	1,621	13.4
Commercial MBS	1,101	9.1
U.S. Treasuries / Agencies	826	6.8
Utilities	604	5.0
Asset Backed Securities	452	3.7
Municipals	324	2.7
CBO/CDO/CLO2	249	2.0
Emerging Markets	124	1.0
Total	$12,133
Bonds by Rating
NAIC 1
57.3%
NAIC 2
34.3%
NAIC 3 & Lower
(BIG)
8.4%
CDO/CLO 11%

Top 10 debt securities
Issuer	Market Value	% of AFS Debt Securities	Issuer Rating
Berkshire Hathaway Inc.	$68.9	0.6%	Aa2/AA+
Bank of America Corp	59.5	0.5	Baa1/A-
AT&T Corporation	41.0	0.3	A2/A-
Wells Fargo	40.0	0.3	A2/A+
Riverside Health System	38.7	0.3	Aa3/AA-
General Electric	38.0	0.3	Aa3/AA+
Walgreens	35.2	0.3	A3/A
Citigroup	34.8	0.3	A3/A-
Reed Elsevier Inc.	31.5	0.3	Baa1/BBB+
BB&T Corporation	31.4	0.3	A2/A-
$ in millions
As of March 31, 2012

Modest Eurozone exposure
	Sovereign	Financial Institutions	All Other	Total	% of AFS Debt Securities
Spain	-	$12.0	$50.1	$62.1	0.5%
Ireland	-	5.3	42.3	47.6	0.4
Italy	-	-	18.2	18.2	0.2
Portugal	-	-	15.3	15.3	0.1
Greece	-	-	-	-	-
Total	-	$17.3	$125.9	$143.2	1.2%
All Other Eurozone1	-	58.9	175.3	234.2	1.9
Total	-	$76.2	$301.2	$377.4	3.1%
$ in millions
1 Includes Belgium, Finland, France, Germany, Luxembourg and Netherlands
Market value as of March 31, 2012

Strong alternative asset returns
	3/31/2012 Asset Balance	1Q 2012 Net Investment Income
Private Equity	$247.1	$4.3
Mezzanine Funds	196.7	9.3
Infrastructure Funds	36.9	(0.3)
Hedge Fund of Funds	30.0	0.6
Leveraged Lease	19.7	0.2
Mortgage & Real Estate Funds	6.7	(0.2)
Direct Equity	27.8	1.9
Other Alternative Assets	25.3	0.5
	$590.2	$16.3
$ in millions
As of March 31, 2012

Credit impairments lower than
expectations
GAAP Credit Impairments
	1Q11	2Q11	3Q11	4Q11	1Q12
Prime RMBS	-	$0.6	$0.8	$2.0	$1.3
Alt-A RMBS	1.0	0.2	0.4	2.2	2.7
Subprime RMBS	0.3	1.9	0.9	-	1.1
CLO/CDO	-	-	1.2	0.7	-
CMBS	-	-	2.5	1.1	0.2
Corporate	4.4	0.2	2.6	1.7	0.6
Other ABS/MBS	-	0.1	-	0.9	0.3
Total Debt	$5.7	$3.0	$8.4	$8.6	$6.2
Schedule BA	-	-	-	-	-
Equity	-	-	-	-	-
Total Credit Impairments	$5.7	$3.0	$8.4	$8.6	$6.2
$ in millions

Portfolio in a gain position
$ in millions
1 Market value of $249.1 million includes $32.8 million of CMBS CDO’s
2 All Other - Corporates, RMBS Agency, Other ABS, Foreign, US Government
	12/31/11 Unrealized	3/31/12 Unrealized	3/31/12 Invested Assets
RMBS Prime	$(9.1)	$(3.3)	$448.0
Subprime/Alt-A	(64.7)	(49.4)	466.6
CDO/CLO1	(43.6)	(39.1)	249.1
CMBS	33.2	45.7	1,101.0
Financial	(22.5)	16.6	1,620.9
All Other High Yield	(5.3)	7.0	580.4
All Other2	650.2	639.4	7,666.9
Total	$538.2	$616.9	$12,132.9

High quality
structured securities portfolio
> Structured portfolio is 92.4% investment grade
> RMBS (48.5%) and CMBS (28.3%) dominate the structured portfolio
AAA
63.9%
B or less - 3.4%
BBB - 7.4%
AA - 7.6%
A - 13.4%
BB - 4.3%
$ in millions
Market value as of March 31, 2012, Quality rating breakdown based on NAIC ratings
1 Includes $32.8 million of CMBS CDOs
As of March 31, 2012	Market Value	% of Total
Residential MBS	$1,887.1	48.5%
Commercial MBS	1,101.0	28.3
CBO/CDO/CLO1	249.1	6.4
Other ABS	219.3	5.6
Home Equity	200.8	5.2
Auto Loans	127.6	3.3
Aircraft Equipment Trust	64.9	1.7
Manufactured Housing	39.8	1.0
Total	$3,889.6

High quality, diversified RMBS portfolio
$ in millions
Market value as of March 31, 2012
Rating	Book Value	Market Value	% General Account	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6
Agency	$1,102.3	$1,173.3	7.5%	100.0%	-	-	-	-	-
Prime	451.3	448.0	2.9	84.9	10.2%	4.4%	-	0.3%	0.2%
Alt-A	345.5	319.3	2.0	49.2	33.8	10.6	3.0%	3.2	0.2
Subprime	170.5	147.3	0.9	79.4	4.4	10.0	4.2	1.7	0.3
Total	$2,069.6	$2,087.9	13.3%	87.5%	7.7%	3.3%	0.7%	0.7%	0.1%

$300
$250
$200
$150
$100
$50
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

High quality, seasoned
non-agency prime RMBS holdings
> $448.0 million market value
> 85% NAIC 1 rated
> 82% 2005 and prior origination
> 94% fixed rate vs. 46% for the market
> Phoenix 60+ day delinquent 8.9% vs.
 13.7% for the prime RMBS market
$ in millions
As of March 31, 2012
Source: JPM MBS Research

Well constructed
non-agency prime RMBS portfolio
As of March 31, 2012
Source: JP Morgan MBS Research - March 2012, Bloomberg
Market Phoenix
Weighted average credit enhancement 3.47% 10%
Weighted average 60+ day delinquent loan 13.7% 8.9%
Phoenix prime portfolio loss coverage: using 40% loss severity 0.63x 2.81x

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Seasoned
non-agency Alt-A RMBS holdings
> $319.3 million market value
> 83% rated investment grade
> 82% 2005 and prior originations
> 100% fixed rate collateral vs. 35% for
 market
> Phoenix 60+ day delinquent 16.1% vs.
 26.9% for Alt-A market
$ in millions
Market value as of March 31, 2012
Source: JPM MBS Research

$600
$500
$400
$300
$200
$100
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Highly rated, seasoned
CMBS portfolio
> $1.1 billion in market value
> $99.7 million or 9.06% Government
 guaranteed
> 95% rated NAIC 1 and 4.2% rated
 NAIC 3 and below
> 58% 2005 and prior origination
> Only 3.0% in CMBS CDO’s
Market value as of March 31, 2012
Percentages based on market value
$ in millions

Well constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
 market
> Avoided 2006 and 2007 aggressive
 underwriting
	Market1	Phoenix
Weighted average credit enhancement	28%	28%
Weighted average credit enhancement (U.S. Treasury defeasance adjusted)	29%	34%
Interest Only (I/O) loans	70%	38%
Weighted average coupon	5.7%	6.1%
Weighted average loan age	73 months	81 months
60+ Delinquency Rate	8.4%	4.7%
As of March 31, 2012
1Sources: Barclays CMBS Index, Trepp, Bloomberg

Diversified CDO holdings
$ in millions
No affiliated CDO holdings as of March 31, 2012
Percentages based on market value
Collateral	Book Value	Market Value	% General Account	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6
Bank Loans	$238.2	$212.8	1.4%	40.3%	15.9%	22.3%	5.1%	3.1%	13.3%
Inv Grade Debt	4.0	3.5	-	-	100.0	-	-	-	-
CMBS	46.0	32.8	0.2	42.4	12.9	12.9	-	31.8	-
Total	$288.2	$249.1	1.6%	40.0%	16.7%	20.8%	4.3%	6.9%	11.3%

Appendix

PLIC Closed Block investments
primarily fixed income
Bonds $6,332
79%
Policy Loans $1,273
16%
 Cash & Cash Equivalents  $16  0%
 Common Stock/Direct Equity $29 0%
 Mezzanine Funds $91 1%
 Limited Partnerships &
 Other Invested Assets $40 1%
 Private Equity  $230  3%
Invested Assets: $8.0 Billion
$ in millions
Market value as of March 31, 2012

PLIC Closed Block
portfolio high quality
Percentages based on GAAP Value
As of March 31, 2012
	1Q11	2Q11	3Q11	4Q11	1Q12
Investment Grade Bonds	93.1%	92.9%	93.3%	92.6%	91.9%
Below Investment Grade (BIG) Bonds	6.9	7.1	6.7	7.4	8.1
Percentage of BIG in NAIC 3	59.8	62.1	64.3	62.8	63.4
Percentage of BIG in NAIC 4-6	40.2	37.9	35.7	37.2	36.6
Public Bonds	67.3	66.5	65.6	65.1	65.4
Private Bonds	32.7	33.5	34.4	34.9	34.6

PLIC Closed Block
portfolio diversified
U.S. Corporate
69%
Foreign Corporate
9%
ABS - 4%
$ in millions
Market value as of March 31, 2012
1 Includes $27.3 million of Home Equity Asset Backed Securities
2 Includes $20.6 million of CMBS CDO’s
Below Investment Grade (BIG) Bonds
by Sector
Phoenix Closed Block Bond Portfolio
As of March 31, 2012	Market Value	% of Total
Industrials	1,783.0	28.2%
Foreign Corporates	1,068.6	16.9
Financials	928.4	14.7
Residential MBS1	819.5	12.9
Commercial MBS	533.7	8.4
U.S. Treasuries / Agencies	400.6	6.3
Utilities	371.8	5.9
Municipals	149.6	2.4
Asset Backed Securities	115.2	1.8
CBO/CDO/CLO’s2	84.6	1.3
Emerging Markets	77.2	1.2
Total	$6,332.2
Bonds by Rating
NAIC 1
54.0%
NAIC 2
37.9%
NAIC 3 & Lower
8.1%
RMBS - 5%
CLO/CDO - 6%
Emerging Markets -
5%